UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 5, 1998


                              CAPSTAR HOTEL COMPANY
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-12017                     52-1979383
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(State or other                    (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


1010 Wisconsin Avenue, N.W., Suite 650, Washington, D.C.                20007
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       (Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (202) 965-4455


                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         CapStar Hotel Company ("CapStar") is filing this Current Report on Form 8-K in connection with Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 1998, among CapStar, CapStar Management Company, L.P. and CapStar Management Company II, L.P., on the one hand, and American General Hospitality Corporation and American General Hospitality Operating Partnership, L.P., on the other hand.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.


Exhibit No.          Description of Exhibit
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2.1                  Amendment No. 1 to the Agreement and Plan of Merger,
                     dated June 5, 1998, among CapStar, CapStar Management
                     Company, L.P. and CapStar Management Company II,
                     L.P., on the one hand, and American General Hospitality
                     Corporation and American General Hospitality Operating
                     Partnership, L.P., on the other hand.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CAPSTAR HOTEL COMPANY

Date: June 10, 1998

                                            By: /s/ John Emery
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                                            John Emery
                                            Chief Financial Officer

EXHIBIT INDEX


Exhibit No.          Description of Exhibit
-----------          ----------------------

2.1 Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 1998, among CapStar, CapStar Management Company, L.P. and CapStar Management Company II, L.P., on the one hand, and American General Hospitality Corporation and American General Hospitality Operating Partnership, L.P., on the other hand.